FEDERATED INTERNTATIONAL BOND FUND
(A Portfolio of Federated International Series, Inc.)
Supplement to Prospectus dated January 31, 2003
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Under " What are the Fund's Fees and Expenses?", please replace the current Fees and Expenses table with the following:


WHAT ARE THE FUND'S FEES AND EXPENSES?


federated international bond fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund's Class A, B and C Shares.

                                                       Class  Class  Class
Shareholder Fees                                       A      B      C
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as   4.50%  None   1.00%
a percentage of offering price)
Maximum Deferred Sales Charge (Load) (as a percentage  None   5.50%  1.00%
of original purchase price or redemption proceeds, as
applicable)
Maximum Sales Charge (Load) Imposed on Reinvested      None   None   None
Dividends (and other Distributions) (as a percentage
of offering price)
Redemption Fee (as a percentage of amount redeemed,    None   None   None
if applicable)
Exchange Fee                                           None   None   None

Annual Fund Operating Expenses (Before Waivers and
Reimbursements)1
Expenses That are Deducted From Fund Assets (as a
percentage of average net assets)
Management Fee2                                        0.75%  0.75%  0.75%
Distribution (12b-1) Fee3                              0.25%  0.75%  0.75%
Shareholder Services Fee                               0.25%  0.25%  0.25%
Other Expenses4                                        1.03%  1.03%  1.03%
Total Annual Fund Operating Expenses                   2.28%  2.78%5 2.78%

1 Although not contractually obligated to do so, the adviser and distributor expect to waive certain amounts. These are shown below along with the net expenses the Fund expects to pay for the fiscal year ending November 30, 2003.

   Total Waivers and Reimbursements of Fund Expenses   1.38%  1.16%  1.16%
  Total Actual Annual Fund Operating Expenses (after   0.90%  1.62%  1.62%
  waivers and reimbursements)

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     This information has been restated to reflect current fees based
  upon the Adviser's increased voluntary waiver of management      fees
  and increased voluntary reimbursement of operating expenses.

2 The adviser expects to voluntarily waive a portion of the management fee. The adviser can terminate this anticipated voluntary waiver at any time. The management fee to be paid by the Fund (after the anticipated voluntary waiver) is expected to be 0.00% for the fiscal year ending November 30, 2003.

3    A portion of the distribution (12b-1) fee is expected to be voluntarily waived. This anticipated voluntary waiver can be terminated at any time. The distribution (12b-1) fee to be paid by the Fund's Class A Shares (after the anticipated voluntary waiver) is expected to be 0.03% for the fiscal year ending November 30, 2003.

4 The adviser expects to voluntarily reimburse certain other operating expenses of the Fund. The adviser can terminate this anticipated voluntary reimbursement at any time. Total other operating expenses paid by the Fund (after the anticipated voluntary reimbursements) are expected to be 0.62% for the fiscal year ending November 30, 2003.

5    After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month. Class A Shares pay lower operating expense than Class B Shares.


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June 25, 2003





Cusip       31420G408
            31420G507
            31420G606

28598(6/03)